Global Payments Reports Third Quarter Earnings for Fiscal 2013
Reaffirms Fiscal 2013 Annual Revenue and Cash Earnings Expectations

ATLANTA, April 2, 2013 -- Global Payments Inc. (NYSE: GPN), a leading, worldwide provider of electronic transaction processing solutions, today announced results for its fiscal third quarter ended February 28, 2013.

Third Quarter 2013 Summary

•	Revenue grew 8% to $578.7 million compared to $533.5 million in the third quarter of 2012.

•	Cash diluted earnings per share[1] grew 5% to $0.87 compared to $0.83 in the third quarter of 2012.

•	GAAP diluted earnings per share were $0.75, compared to $0.73 in the third quarter of 2012.

Chairman and CEO Paul R. Garcia said, “We are pleased with the progress we have made on our strategic initiatives, and we are on track to achieve our full-year earnings expectations in 2013. These initiatives include focusing on expanding distribution channels through our partner of choice strategy, leveraging our technology infrastructure and driving innovation. We recently launched a number of innovative mobility and loyalty products to our worldwide merchants, and we are fully focused on expanding our unparalleled global footprint.”

Data Remediation Expense Update
During the third quarter, the company was returned to the list of PCI DSS compliant service providers and received reports on compliance covering all of the systems that process, store, transmit or otherwise utilize card data. The company expects that net full-year 2013 expenses for the data intrusion will total approximately $20 million. Based on the assumption that the company will receive an additional $10 million of insurance proceeds in fiscal 2014, the company estimates that the total cost for the processing system intrusion since inception will be approximately $95 million.
David Mangum, Senior Executive Vice President and CFO, stated, “Now that the remediation work is behind us, we can turn our undivided attention to driving the business forward. We are grateful to our customers, partners and the card networks for their support as well as the significant efforts of our team.”

1See Schedule 2 for Cash Earnings and Schedules 6 and 7 for Reconciliations of Cash Earnings to GAAP.

2013 Outlook
For the full-year of fiscal 2013, the company continues to expect annual revenue of $2,360 million to $2,400 million, or 7% to 9% growth over fiscal 2012 and expected diluted earnings per share on a cash basis continue to be in a range of $3.64 to $3.71, or growth of 3% to 5% over fiscal 2012.
Annual fiscal 2013 GAAP diluted earnings per share have been revised to include the estimated impact of net intrusion remediation costs of $0.17 per share and are now expected to be in a range of $2.87 to $2.94.
For reconciliation of expected full-year fiscal 2013 Cash Earnings to GAAP and constant currency, see schedule 9.

Conference Call
Global Payments will hold a conference call today, April 2, 2013 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company's website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments website through April 16, 2013.

About Global Payments
Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management's expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of continued security enhancements to our processing system; foreign currency risks which become increasingly relevant as we expand internationally; the effect of current domestic and worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of acquisitions, and other risks detailed in our SEC filings, including the most recently filed Form 10-K. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com Media contact: media.relations@globalpay.com
Jane Elliott     Kay Sharpton                 Amy Corn
770-829-8234      770-829-8870             770-829-8755

SCHEDULE 1
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	February 28, 2013	February 29, 2012	% Change	February 28, 2013	February 29, 2012	% Change

Revenues	578,746	533,539	8%	1,757,571	1,606,815	9%

Operating expenses:
Cost of service	217,465	194,218	12%	632,124	571,685	11%
Sales, general and administrative	271,696	246,973	10%	829,292	737,593	12%
Processing system intrusion	(1,189)	—	NM	8,311	—	NM
	487,972	441,191	11%	1,469,727	1,309,278	12%

Operating income	90,774	92,348	(2)%	287,844	297,537	(3)%

Other income (expense):
Interest and other income	2,536	2,368	7%	6,706	7,128	(6)%
Interest and other expense	(7,063)	(3,698)	91%	(25,217)	(12,663)	99%
	(4,527)	(1,330)	240%	(18,511)	(5,535)	234%

Income before income taxes	86,247	91,018	(5)%	269,333	292,002	(8)%
Provision for income taxes	(23,433)	(25,328)	(7)%	(76,986)	(86,082)	(11)%
Net income	62,814	65,690	(4)%	192,347	205,920	(7)%
Less: Net income attributable to noncontrolling interests, net of tax	(4,352)	(7,770)	(44)%	(17,027)	(22,845)	(25)%
Net income attributable to Global Payments	58,462	57,920	1%	175,320	183,075	(4)%

Earnings per share attributable to Global Payments:
Basic	$0.75	$0.74	1%	$2.24	$2.32	(3)%
Diluted	$0.75	$0.73	3%	$2.23	$2.30	(3)%

Weighted average shares outstanding:
Basic	77,756	78,421		78,364	78,937
Diluted	78,324	79,065		78,747	79,511

NM - Not Meaningful

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	February 28, 2013	February 29, 2012	% Change	February 28, 2013	February 29, 2012	% Change

Revenues	$578,746	$533,539	8%	$1,757,571	$1,606,815	9%

Operating expenses:
Cost of service	200,935	181,338	11%	589,872	534,009	10%
Sales, general and administrative	271,696	246,973	10%	828,492	737,593	12%
	472,631	428,311	10%	1,418,364	1,271,602	12%

Operating income	106,115	105,228	1%	339,207	335,213	1%

Other income (expense):
Interest and other income	2,536	2,368	7%	6,706	7,128	(6)%
Interest and other expense	(7,063)	(3,698)	91%	(16,834)	(12,663)	33%
	(4,527)	(1,330)	240%	(10,128)	(5,535)	83%

Income before income taxes	101,588	103,898	(2)%	329,079	329,678	—%
Provision for income taxes	(27,662)	(28,912)	(4)%	(93,601)	(97,163)	(4)%
Net income	73,926	74,986	(1)%	235,478	232,515	1%
Less: Net income attributable to noncontrolling interests, net of tax	(5,993)	(9,671)	(38)%	(25,164)	(28,756)	(12)%
Net income attributable to Global Payments	$67,933	$65,315	4%	$210,314	$203,759	3%

Basic earnings per share	$0.87	$0.83	5%	$2.68	$2.58	4%

Diluted earnings per share	$0.87	$0.83	5%	$2.67	$2.56	4%

Weighted average shares outstanding:
Basic	77,756	78,421		78,364	78,937
Diluted	78,324	79,065		78,747	79,511

See Schedules 6 and 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended
	February 28, 2013		February 29, 2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$336,354	$336,354	$302,105	$302,105	11%	11%
Canada	72,218	72,218	76,677	76,677	(6)%	(6)%
North America merchant services	408,572	408,572	378,782	378,782	8%	8%

Europe	130,750	130,750	116,196	116,196	13%	13%
Asia-Pacific	39,424	39,424	38,561	38,561	2%	2%
International merchant services	170,174	170,174	154,757	154,757	10%	10%

Total revenues	$578,746	$578,746	$533,539	$533,539	8%	8%

Operating income:
North America merchant services	$55,478	$63,210	$62,462	$65,697	(11)%	(4)%
International merchant services	51,820	60,618	47,911	57,556	8%	5%
Corporate[1]	(16,524)	(17,713)	(18,025)	(18,025)	8%	2%
Operating income	$90,774	$106,115	$92,348	$105,228	(2)%	1%

	Nine Months Ended
	February 28, 2013		February 29, 2012		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$1,022,250	$1,022,250	$882,946	$882,946	16%	16%
Canada	233,885	233,885	253,419	253,419	(8)%	(8)%
North America merchant services	1,256,135	1,256,135	1,136,365	1,136,365	11%	11%

Europe	390,376	390,376	360,779	360,779	8%	8%
Asia-Pacific	111,060	111,060	109,671	109,671	1%	1%
International merchant services	501,436	501,436	470,450	470,450	7%	7%

Total revenues	$1,757,571	$1,757,571	$1,606,815	$1,606,815	9%	9%

Operating income:
North America merchant services	$189,809	$207,933	$204,893	$213,808	(7)%	(3)%
International merchant services	162,947	187,819	148,063	176,824	10%	6%
Corporate[1]	(64,912)	(56,545)	(55,419)	(55,419)	(17)%	(2)%
Operating income	$287,844	$339,207	297,537	$335,213	(3)%	1%

1 Fiscal 2013 GAAP amounts include a processing intrusion credit of $1.2 million for the three months ended February 28, 2013 and processing intrusion costs of $8.3 million for the nine months ended February 28, 2013.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	February 28, 2013	May 31, 2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$682,960	$781,275
Accounts receivable, net of allowances for doubtful accounts of $478 and $532, respectively	166,271	182,962
Claims receivable, net of allowances for losses of $3,438 and $3,435, respectively	897	1,029
Settlement processing assets	208,471	217,994
Inventory	11,349	9,864
Deferred income taxes	6,350	21,969
Prepaid expenses and other current assets	70,564	33,646
Total current assets	1,146,862	1,248,739
Goodwill	1,051,614	724,687
Other intangible assets, net	412,995	290,188
Property and equipment, net of accumulated depreciation of $185,722 and $161,911, respectively	341,573	305,848
Deferred income taxes	93,626	97,235
Other	29,554	21,446
Total assets	$3,076,224	$2,688,143

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$167,152	$215,391
Current portion of long-term debt	72,332	76,420
Accounts payable and accrued liabilities	227,367	316,313
Settlement processing obligations	201,190	216,878
Income taxes payable	5,787	12,283
Total current liabilities	673,828	837,285
Long-term debt	883,462	236,565
Deferred income taxes	162,389	106,644
Other long-term liabilities	71,307	62,306
Total liabilities	1,790,986	1,242,800
Commitments and contingencies
Redeemable noncontrolling interest	—	144,422
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 76,749,164 and 78,551,297 issued and outstanding at February 28, 2013 and May 31, 2012, respectively	—	—
Paid-in capital	207,666	358,728
Retained earnings	946,195	843,456
Accumulated other comprehensive income (loss)	(6,774)	(30,000)
Total Global Payments shareholders’ equity	1,147,087	1,172,184
Noncontrolling interest	138,151	128,737
Total equity	1,285,238	1,300,921
Total liabilities and equity	$3,076,224	$2,688,143

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Nine Months Ended
	February 28, 2013	February 29, 2012
Cash flows from operating activities:
Net income	$192,347	$205,920
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	40,856	35,821
Amortization of acquired intangibles	42,091	37,676
Share-based compensation expense	14,063	12,796
Provision for operating losses and bad debts	16,681	18,833
Deferred income taxes	27,282	5,858
Other, net	(3,692)	(949)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	17,706	10,502
Claims receivable	(9,235)	(11,744)
Settlement processing assets and obligations, net	(12,028)	(523,802)
Inventory	(1,535)	(4,773)
Prepaid expenses and other assets	(34,898)	(2,388)
Accounts payable and other accrued liabilities	(78,375)	(22,211)
Income taxes payable	(6,496)	11,615
Net cash provided by (used in) operating activities	204,767	(226,846)
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(433,427)	(44,245)
Capital expenditures	(75,016)	(71,084)
Net decrease in financing receivables	2,158	1,862
Net cash used in investing activities	(506,285)	(113,467)
Cash flows from financing activities:
Net payments on short-term lines of credit	(48,239)	(55,029)
Proceeds from issuance of long-term debt	1,085,327	71,374
Principal payments under long-term debt	(439,789)	(162,482)
Payment of debt issuance cost	(3,987)	—
Acquisition of redeemable noncontrolling interests	(242,000)	—
Proceeds from stock issued under share-based compensation plans	9,257	9,630
Common stock repurchased - share-based compensation plans	(10,215)	(4,847)
Repurchase of common stock	(137,653)	(99,604)
Tax benefit from employee share-based compensation	1,791	2,036
Distributions to noncontrolling interest	(13,656)	(24,334)
Dividends paid	(4,688)	(4,740)
Net cash provided by (used in) financing activities	196,148	(267,996)
Effect of exchange rate changes on cash	7,055	(10,243)
Decrease in cash and cash equivalents	(98,315)	(618,552)
Cash and cash equivalents, beginning of the period	781,275	1,354,285
Cash and cash equivalents, end of the period	$682,960	$735,733

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 28, 2013
	GAAP	Processing System Intrusion	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$578,746	—	—	$578,746
Operating expenses:
Cost of service	217,465	—	(16,530)	200,935
Sales, general and administrative	271,696	—	—	271,696
Processing system intrusion	(1,189)	1,189	—	—
	487,972	1,189	(16,530)	472,631
Operating income	90,774	(1,189)	16,530	106,115
Other income (expense):
Interest and other income	2,536	—	—	2,536
Interest and other expense	(7,063)	—	—	(7,063)
	(4,527)	—	—	(4,527)
Income before income taxes	86,247	(1,189)	16,530	101,588
Provision for income taxes	(23,433)	232	(4,461)	(27,662)
Net income	62,814	(957)	12,069	73,926
Less: Net income attributable to noncontrolling interests, net of tax	(4,352)	—	(1,641)	(5,993)
Net income attributable to Global Payments	$58,462	$(957)	$10,428	$67,933
Diluted shares	78,324			78,324
Diluted earnings per share	$0.75	$(0.01)	$0.13	$0.87

	Three Months Ended February 29, 2012
	GAAP		Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$533,539		$—	$533,539
Operating expenses:
Cost of service	194,218		(12,880)	181,338
Sales, general and administrative	246,973		—	246,973
	441,191		(12,880)	428,311
Operating income	92,348		12,880	105,228
Other income (expense):
Interest and other income	2,368		—	2,368
Interest and other expense	(3,698)		—	(3,698)
	(1,330)		—	(1,330)
Income before income taxes	91,018		12,880	103,898
Provision for income taxes	(25,328)		(3,584)	(28,912)
Net income	65,690		9,296	74,986
Less: Net income attributable to noncontrolling interests, net of tax	(7,770)		(1,901)	(9,671)
Net income attributable to Global Payments	$57,920		$7,395	$65,315
Diluted shares	79,065			79,065
Diluted earnings per share	$0.73		$0.10	$0.83

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

We supplemented our reporting of net income and the related earnings per share information determined in accordance with GAAP by reporting net income and the related earnings per share for the three months ended February 28, 2013 and February 29, 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated February 28, 2013 net income and earnings per share on a cash basis by excluding credits related to the processing system intrusion and acquisition intangible amortization. We calculated February 29, 2012 net income and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our net income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, net income and earnings per share determined in accordance with GAAP. Our measures of net income and earnings per share on a cash earnings basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Nine Months Ended February 28, 2013
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$1,757,571	—	—	—	$1,757,571
Operating expenses:
Cost of service	632,124	—	(161)	(42,091)	589,872
Sales, general and administrative	829,292	—	(800)	—	828,492
Processing system intrusion	8,311	(8,311)	—	—	—
	1,469,727	(8,311)	(961)	(42,091)	1,418,364
Operating income	287,844	8,311	961	42,091	339,207
Other income (expense):
Interest and other income	6,706	—	—	—	6,706
Interest and other expense	(25,217)	—	8,383	—	(16,834)
	(18,511)	—	8,383	—	(10,128)
Income before income taxes	269,333	8,311	9,344	42,091	329,079
Provision for income taxes	(76,986)	(3,048)	(1,533)	(12,034)	(93,601)
Net income	192,347	5,263	7,811	30,057	235,478
Less: Net income attributable to noncontrolling interests, net of tax	(17,027)		(3,594)	(4,543)	(25,164)
Net income attributable to Global Payments	$175,320	$5,263	$4,217	$25,514	$210,314
Diluted shares	78,747				78,747
Diluted earnings per share	$2.23	$0.07	$0.05	$0.32	$2.67

	Nine Months Ended February 29, 2012
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$1,606,815			$—	$1,606,815
Operating expenses:
Cost of service	571,685			(37,676)	534,009
Sales, general and administrative	737,593			—	737,593
	1,309,278			(37,676)	1,271,602
Operating income	297,537			37,676	335,213
Other income (expense):
Interest and other income	7,128			—	7,128
Interest and other expense	(12,663)			—	(12,663)
	(5,535)			—	(5,535)
Income before income taxes	292,002			37,676	329,678
Provision for income taxes	(86,082)			(11,081)	(97,163)
Net income	205,920			26,595	232,515
Less: Net income attributable to noncontrolling interests, net of tax	(22,845)			(5,911)	(28,756)
Net income attributable to Global Payments	$183,075			$20,684	$203,759
Diluted shares	79,511				79,511
Diluted earnings per share	$2.30			$0.26	$2.56

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

2 Represents HSBC's share of GPAP dividends declared and one-time charges primarily related to employee termination benefits.

We supplemented our reporting of net income and the related earnings per share information determined in accordance with GAAP by reporting net income and the related earnings per share for the nine months ended February 28, 2013 and February 29, 2012 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated February 28, 2013 net income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization, the dividend paid to HSBC that was classified as interest expense, and one-time charges related to employee termination benefits. We also adjusted the net income attributable to noncontrolling interests to include HSBC's share of August 2012 through November 2012 GPAP net income. We calculated February 29, 2012 net income and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our net income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, net income and earnings per share determined in accordance with GAAP. Our measures of net income and earnings per share on a cash earnings basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 28, 2013					Three Months Ended February 29, 2012
	GAAP	Processing System Intrusion	Other	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$336,354	$—	$—	$—	$336,354	$302,105	$—	$302,105
Canada	72,218	—	—	—	72,218	76,677	—	76,677
North America merchant services	408,572	—	—	—	408,572	378,782	—	378,782

Europe	130,750	—	—	—	130,750	116,196	—	116,196
Asia-Pacific	39,424	—	—	—	39,424	38,561	—	38,561
International merchant services	170,174	—	—	—	170,174	154,757	—	154,757

Total revenues	$578,746	$—	$—	$—	$578,746	$533,539	$—	$533,539

Operating income:
North America merchant services	$55,478	$—	$—	$7,732	$63,210	62,462	$3,235	$65,697
International merchant services	51,820	—	—	8,798	60,618	47,911	9,645	57,556
Corporate	(16,524)	(1,189)	—	—	(17,713)	(18,025)	—	(18,025)
Operating income	$90,774	$(1,189)	$—	$16,530	$106,115	92,348	$12,880	$105,228

	Nine Months Ended February 28, 2013					Nine Months Ended February 29, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$1,022,250	$—	$—	$—	$1,022,250	$882,946	$—	$882,946
Canada	233,885	—	—	—	233,885	253,419	—	253,419
North America merchant services	1,256,135	—	—	—	1,256,135	1,136,365	—	1,136,365

Europe	390,376	—	—	—	390,376	360,779	—	360,779
Asia-Pacific	111,060	—	—	—	111,060	109,671	—	109,671
International merchant services	501,436	—	—	—	501,436	470,450	—	470,450

Total revenues	$1,757,571	$—	$—	$—	$1,757,571	$1,606,815	$—	$1,606,815

Operating income:
North America merchant services	$189,809	$—	$905	$17,219	$207,933	$204,893	$8,915	$213,808
International merchant services	162,947	—	—	24,872	187,819	148,063	28,761	176,824
Corporate	(64,912)	8,311	56	—	(56,545)	(55,419)	—	(55,419)
Operating income	$287,844	$8,311	$961	$42,091	$339,207	$297,537	$37,676	$335,213

1 Represents acquisition intangible amortization expense.
2 Represents one-time charges primarily related to employee termination benefits.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In millions, except per share data)

	Fiscal 2012 Actual	Fiscal 2013 Outlook	% Change FY12

Revenue Outlook
Constant currency[1]	$2,204	$2,385 to $2,425	8% to 10%
Foreign currency impact[2]	NA	$(25)
Total Revenues	$2,204	$2,360 to $2,400	7% to 9%

EPS Outlook
Constant currency[1]	$3.53	$3.70 to $3.77	5% to 7%
Foreign currency impact[2]	NA	$(0.06)
Cash EPS	$3.53	$3.64 to $3.71	3% to 5%
Acquisition-related intangible assets, non-recurring items and processing system intrusion[3]	(1.16)	$(0.77)	(34)%
GAAP Diluted EPS	$2.37	$2.87 to $2.94	21% to 24%

We supplement our fiscal 2013 outlook of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share on a “constant currency” basis in this earnings release as a measure to help evaluate performance.  We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2013 expected revenues and expenses at fiscal 2012 exchange rates.  We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions.  Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
1 Reflects current period and forecasted results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
2 Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable prior year period.
3 Fiscal 2013 reflects $0.60 of acquisition-related intangibles and non-recurring items and $0.17 of processing system intrusion costs. Acquisition-related intangibles accounted and non-recurring items accounted for $0.48 in fiscal 2012 and processing intrusion costs $0.68.
NA=Not Applicable